--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                   July 31, 1997


Dear Trust Shareholder:

      After experiencing higher interest rates in the face of a resilient stock market and stronger economic growth for the first few months of 1997, bond investors were comforted by more moderate economic data released during the second quarter which allowed the bond market to recapture some of its losses.

      Our outlook for the bond market is cautiously optimistic. Over the short term, we believe that the recent rally may continue, since inflation news has been positive and U.S. securities appear cheap relative to their global counterparts. Additionally, Fed Chairman Greenspan appears to be comfortable allowing the economy to expand in the absence of rising inflationary pressures. Thus, we do not foresee another tightening in the immediate future in the absence of a visible inflation shock. However, recent wage increases, the buoyant stock market and record levels of consumer confidence could lead to stronger consumer spending and overall economic growth in the third quarter. Therefore, an uninterrupted decline in yields is by no means a certainty.

      This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and to review the major investment themes of the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.


Sincerely,


/s/Laurence D. Fink                                  /s/Ralph L. Schlosstein
-------------------                                  -----------------------
Laurence D. Fink                                     Ralph L. Schlosstein
Chairman                                             President

                                                                   July 31, 1997
Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Investment Quality Term Trust Inc. ("the Trust") for the six months ended June 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BQT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2004 while providing high monthly income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:
================================================================================
                            6/30/97   12/31/96    CHANGE      HIGH        LOW
--------------------------------------------------------------------------------
STOCK PRICE                $7.9375     $7.625       4.10%    $8.00      $7.50
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)      $9.25       $9.09        1.76%    $9.30      $8.98
--------------------------------------------------------------------------------
10-YEAR TREASURY NOTE       6.51%       6.42%       +9 bp     6.97%      6.26%
================================================================================

THE FIXED INCOME MARKETS

      The strong economic growth witnessed during the fourth quarter of 1996 spilled over into the first quarter of 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, labor markets continued to strengthen. In an effort to subdue this growth, the Federal Reserve raised the Federal funds rate by 25 basis points at their March 25 policy meeting as a pre-emptive strike against inflation.

      After expanding at a blistering pace of 5.9% during the first quarter, the U.S. economy's growth rate slowed in the second quarter of 1997. Signs of an economic slowdown were prevalent in a broad range of industrial and consumer indicators, including lower factory orders, decreased consumer spending, and higher inventories. In addition, inflationary forces remained benign according to year-over-year comparisons for the consumer and producer indices. These indicators allowed the Federal Reserve to maintain interest rate levels at their May 20 and July 2 policy meetings and wait for more definite signs of inflation before increasing interest rates.

      The market for mortgage-backed securities (MBS) significantly outperformed the broader investment grade bond market for the six months ended June 30, 1997. Strong investor demand for higher yielding "spread product", which offers a yield premium over comparable maturity Treasury securities, boosted prices in the mortgage sector. For the period, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 3.91% total return versus the 3.11% return of the LEHMAN BROTHERS AGGREGATE INDEX. In the corporate bond market, strong fundamentals created by steady economic growth, low inflation, and rising corporate profits drove the sector to outperform comparable maturity Treasuries. Corporate yields rose during March and April as interest rates drifted higher and the stock market faltered. However, a benign inflationary outlook and strong corporate earnings led to a reversal of performance in May and June.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1996 asset composition.






================================================================================
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
================================================================================
COMPOSITION                                 JUNE 30, 1997     DECEMBER 31, 1996
--------------------------------------------------------------------------------
Corporate Bonds                                   29%                 34%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                            15%                 18%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs      20%                 11%
--------------------------------------------------------------------------------
FHA Project Loans                                  7%                 10%
--------------------------------------------------------------------------------
Commercial Mortgage BackedSecurities               7%                  8%
--------------------------------------------------------------------------------
Money Market Instrument                            5%                  5%
--------------------------------------------------------------------------------
Strip Mortgage Backed Securities                   6%                  5%
--------------------------------------------------------------------------------
U.S. Government Securities                         4%                  4%
--------------------------------------------------------------------------------
Municipal Bonds                                    4%                  3%
--------------------------------------------------------------------------------
Asset-Backed Securities                            3%                  2%
================================================================================




================================================================================
                                                   RATING % OF CORPORATES
                                             ===================================
  CREDIT RATING                              JUNE 30, 1997     DECEMBER 31, 1996
--------------------------------------------------------------------------------
AA or equivalent                                    1%                  1%
--------------------------------------------------------------------------------
 A or equivalent                                   44%                 43%
--------------------------------------------------------------------------------
BBB or equivalent                                  51%                 55%
--------------------------------------------------------------------------------
BB or equivalent                                    4%                  1%
================================================================================

      In seeking the primary investment objective of returning the initial offering price upon maturity, the Trust continued to emphasize securities offering both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 2004. To that end, the Trust remained primarily invested in investment grade corporate bonds and well-structured mortgage-backed securities (MBS). Over the period, the Trust took advantage of strong performance of securities which offer yield above Treasuries and stable cash flows relative to residential mortgages. Of note was the reduction of corporate bonds and structured mortgage securities (particularly commercial mortgage-backed securities and FHA Project Loans). These assets were largely reallocated to the residential mortgage pass-through market, which provide the Trust an excellent opportunity to enhance its overall income earning potential.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Investment Quality Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely,


//Robert S. Kapito                        /s/ Michael P. Lustig
------------------                        ---------------------
Robert S. Kapito                          Michael P.Lustig
Vice Chairman and Portfolio Manager       Principal and Portfolio Manager
BlackRock Financial Management, Inc.      BlackRock Financial Management, Inc.



================================================================================
             THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
================================================================================
Symbol on New York Stock Exchange:                                    BQT
--------------------------------------------------------------------------------
Initial Offering Date:                                          April 21, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 6/30/97:                                 $7.938
--------------------------------------------------------------------------------
Net Asset Value as of 6/30/97:                                     $9.25
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 6/30/97 ($7.938)1:               7.24%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                           $0.047917
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                        $0.575000
================================================================================

1 Yield on Closing Stock Price is  calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
================================================================================
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--146.5%
                 MORTGAGE PASS-THROUGHS--38.4%
                 Federal Home Loan Mortgage
                   Corporation,
       $15,707+    6.50%, 8/01/25 - 10/01/25 ...................    $ 15,052,703
        13,358     7.50%, 7/01/26 - 12/01/26 ...................      13,411,918
                 Federal Housing Administration,
         2,136     Colonial, Series 37,
                     7.40%, 12/01/22 ...........................       2,161,161
         9,989     GMAC, Series 51,
                     7.43%, 2/01/21 ............................      10,104,951
         1,255     Middlesex, 8.625%, 9/01/34 ..................       1,326,814
         2,870     Tuttle Grove, 7.25%, 10/01/35 ...............       2,796,576
                   USGI,
         1,686       Series 99, 7.43%, 10/01/23 ................       1,700,621
         8,235       Series 885, 7.43%, 3/01/22 ................       8,341,110
         9,209       Series 2081, 7.43%, 5/01/23 ...............       9,307,830
                 Federal National Mortgage Association,
        36,000     7.00%, 1/01/99, 7 year ......................      36,146,250
         9,643+    Multi-family, 6.35%,10 year,
                     1/01/04 ...................................       9,397,580
         2,417++   Multi-family, 7.66%,10 year,
                     3/01/04 ...................................       2,504,876
         2,825+    Multi-family, 8.26%,10 year,
                     2/01/04 ...................................       2,984,572
         2,348++   Multi-family, 8.78%,10 year,
                     4/01/04 ...................................       2,401,353
         1,570++   Multi-family, 8.89%, 10 year,
                     4/01/04 ...................................       1,605,661
                 Government National Mortgage
                   Association,
        11,744     7.00%, 4/15/23 - 6/15/24 ....................      11,537,334
                                                                     -----------
                                                                     130,781,310
                                                                     -----------
                 MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS--23.4%
AAA      9,595+  Community Program Loan Trust,
                   Series 1987-A, Class A-4, 4.50%
                     10/01/18 ..................................       8,212,632
                 Federal Home Loan Mortgage
                   Corporation, Multiclass Mortgage
                   Participation Certificates,
         5,000++   Series 1295, Class 1295-JB,
                     3/15/07 ...................................       4,454,200
        25,621++   Series 1353, Class 1353-S,
                     8/15/07 (ARM) .............................       3,014,455
         1,001     Series 1523, Class 1523-A,
                     6/15/22 ...................................         963,900
         3,200++   Series 1540, Class 1540-H,
                     3/15/09 ...................................       3,040,838
           613     Series 1607, Class 1607-M,
                     4/15/13 ...................................         581,806
         6,001++   Series 1634, Class 1634-SG,
                     12/15/22 (ARM) ............................       5,802,853
           815++   Series 1650, Class 1650-LC,
                     2/15/22 ...................................         805,786
         1,926     Series 1667, Class 1667-C,
                     1/15/09 ...................................       1,820,899
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         2,204+    Trust G93-27, Class 27-SE,
                     8/25/23 (ARM) .............................         995,452
         3,178++   Trust 269, Class 269-1, 8/01/22 .............       3,376,926
         1,646++   Trust 1992-155, Class 155-SB,
                     12/25/06 (ARM) ............................       1,760,232
         1,490     Trust 1993-22, Class 22-PT
                     10/25/18 (I) ..............................         324,663
           661     Trust 1993-179, Class 179-SA,
                     10/25/23 (ARM) ............................         590,829
         1,932++   Trust 1993-192, Class 192-S,
                     4/25/07 (ARM) .............................       1,515,293
         3,731+    Trust 1993-212, Class 212-SB,
                     11/25/08 (ARM) ............................       3,080,294
           825     Trust 1993-228, Class 228-B,
                     3/25/23 (P) ...............................         654,579
         3,500+    Trust 1994-M1, Class 1-B,
                     10/25/03 ..................................       3,448,594
           950     Trust 1994-10, Class 10-E,
                     1/25/24 (ARM) .............................         749,667
           703     Trust 1994-17, Class 17-SA,
                     1/25/09 (ARM) .............................         677,535
         6,853+    Trust 1994-19, Class 19-C,
                     1/25/24 ...................................       6,194,060
         1,528     Trust 1994-36, Class 36-L,
                     1/25/23 ...................................       1,522,124
         2,000++   Trust 1996-M5, Class A2,
                     1/25/11 ...................................       2,038,281
         7,000+    Trust 1996-20, Class 20-SB,
                     10/25/08 (ARM) ............................       2,386,566
         2,108     Trust 1997-28, Class 28-PH,
                     3/18/22 (I) ...............................         512,447
        18,628++   Trust 1997-30, Class 30-I,
                     1/25/23 (I) ...............................       6,124,097
         1,535     Trust 1997-30, Class 30-S,
                     4/25/22 ...................................       1,153,011
         4,266++   Trust 1997-32, Class 32-ML,
                     2/25/27 (P) ...............................       3,602,887
AAA      1,857   GE Capital Mortgage Services
                   Incorporated, Series 1997-2,
                     Class 2A, 3/25/12 (I) .....................         432,846
AAA      5,000   NYC Mortgage Loan Trust,
                   Series 1996, Class A-2,
                     6/25/11 ...................................       4,810,938
                 Residential Funding Mortgage Sec I,
AAA      2,224     Series 1992-S1, Class A-6,
                     1/25/22 (ARM) .............................       2,345,597
AAA        660     Series 1993-S15, Class A-17,
                     4/25/08 (ARM) .............................         569,591

                       See Notes to Financial Statements.

================================================================================
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS--(CONT'D)
        $2,000   Salomon Brothers Mortgage
                   Securities, Class 97-TZH
                     3/25/25 ...................................     $ 2,025,000
                                                                     -----------
                                                                      79,588,878
                                                                     -----------
                 COMMERCIAL MORTGAGE-BACKED
                   SECURITIES--10.7%
AAA      2,000   AETNA, Series 1995-C5, Class B,
                   6.74%, 12/26/30 .............................       1,963,964
A        5,000   CS First Boston Corp.,
                   Series 1995-AEW 1, Class C,
                   7.458%, 11/25/27 ............................       5,035,156
AA       4,000   Debartolo Capital Partnership,
                   Class B1, 7.61%, 5/01/04 ....................       4,089,402
BBB+     6,485   FDIC REMIC Trust, Series 1994-C1,
                   Class 11-F, 8.70%, 9/25/25 ..................       6,740,752
A        1,000   Kidder Peabody Acceptance Corp.,
                   Series 1994-C3, Class C,
                   8.80%, 4/01/07 ..............................       1,071,832
                 LTC Commercial Mortgage
                   Pass-Through Certificates,
A+       2,000     Series 1994-1, Class 1-D,
                     10.00%, 6/15/26 ...........................       2,204,577
AAA      3,209     Series 1996-1, Class 1-A,
                     7.06%, 4/15/28 ............................       3,213,541
BBB      2,600   Nomura Asset Capital Corp.,
                   Series 1993-M1, Class A3
                   7.64%, 11/25/03 .............................       2,636,548
BBB        500   PaineWebber Mortgage
                   Acceptance Corp.,
                   Series 1995-M2, Class D,
                   7.20%, 12/01/03 .............................         500,709
                 Structured Asset Securities
                   Corporation, Mortgage Certificates,
A        3,000     Series 1996, Class D,
                     7.034%, 2/25/28 ...........................       2,979,473
BBB      5,970     Series 1996, Class E,
                     7.75%, 2/25/28 ............................       6,027,621
                                                                     -----------
                                                                      36,463,575
                                                                     -----------
                 CORPORATE BONDS--41.7%
                 FINANCE & BANKING--12.0%
A3       2,450   Amsouth Bancorp.,
                   6.75%, 11/01/25 .............................       2,399,577
A2       2,000   Bank of Hawaii,
                   6.875%, 6/01/03 .............................       1,982,720
A2       3,000   Den Danske Bank,
                   7.25%, 6/15/05 ..............................       3,003,616
A2       1,300   Equitable Life of America,
                   6.95%, 12/01/05 .............................       1,278,113
A2       5,000@  Farmers Insurance,
                   8.50%, 8/01/04 ..............................       5,240,017
A3       4,800   First National Bank of Boston,
                   8.00%, 9/15/04 ..............................       5,055,312
A3       5,000++ Fleet Financial Group,
                   8.125%, 7/01/04 .............................       5,284,050
A+       4,850   Goldman Sachs Group,
                   6.25%, 2/01/03 ..............................       4,690,528
BBB      3,500   Macsaver Financial Services Inc.,
                   Gtd. Note, 7.875%, 8/01/03 ..................       3,521,210
A1       1,000   Metropolitan Life Insurance Co.,
                   6.30%, 11/01/03 .............................         960,800
                 PaineWebber Group, Inc.,
Baa2       500     6.90%, 2/09/04 ..............................         485,448
Baa1     2,000     8.875%, 3/15/05 .............................       2,175,500
A3       3,100   Reliaster Financial Corp.,
                   6.625%, 9/15/03 .............................       3,019,493
Baa1     2,000   Salomon, Inc.,
                   6.75%, 1/15/06 ..............................       1,912,180
                                                                     -----------
                                                                      41,008,564
                                                                     -----------
                 CORPORATE BONDS--(CONT'D)
                 INDUSTRIALS--13.1%
A3         400   American Airlines, Inc.,
                   10.44%, 3/04/07 .............................         477,512
BBB-     3,600   Anixter Inc.,
                   8.00%, 9/15/03 ..............................       3,670,289
AA-      2,000   Coca Cola Enterprises, Inc.,
                   7.875%, 2/01/02 .............................       2,086,260
Baa2     2,000   Conagra, Inc.,
                   7.40%, 9/15/04 ..............................       2,030,612
A1       5,500++ Ford Motor Credit Co.,
                   7.50%, 6/15/04 ..............................       5,639,700
Baa1     7,000++ ITT Corp.,
                   6.75%, 11/15/03 .............................       6,749,275
Baa2     5,000   Lukens, Inc.,
                   7.625%, 8/01/04 .............................       5,102,250
Baa2     5,000   Newmont Mining Corp.,
                   8.00%, 12/01/04 .............................       5,216,350
Baa3     3,000   News America Holdings, Inc.,
                   8.50%, 2/15/05 ..............................       3,195,240
Baa3     5,000   Pulte Corp.,
                   8.375%, 8/15/04 .............................       5,186,600
A2       2,000   Ralcorp Holdings, Inc.,
                   8.75%, 9/15/04 ..............................       2,199,400
BBB-     3,000   Tele-Communications, Inc.,
                   8.25%, 1/15/03 ..............................       3,102,090
                                                                     -----------
                                                                      44,655,578
                                                                     -----------
                 CORPORATE BONDS--(CONT'D)
                 SOVEREIGN & PROVINCIAL--8.8%
A-       6,000   Banamex Remittance Master Trust,
                   Series 1996, 7.57%, 1/01/01 .................       5,943,600
Baa2     2,000   Canadian Pacific Ltd.,
                   6.875%, 4/15/03 .............................       1,989,005
A3       2,000   Corporacion Andina De Fomento,
                   7.10%, 2/01/03 ..............................       2,009,640
BBB-     5,000   Empresa Electric Guacolda Sa,
                   7.95%, 4/30/03 ..............................       5,097,103
A3       3,500   Israel Electric Corp. Ltd.,
                   7.25%, 12/15/06 .............................       3,471,895

                       See Notes to Financial Statements.

================================================================================
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
A2     $ 5,000   Quebec Province,
                   8.625%, 1/19/05 .............................     $ 5,461,950
                 Xtra, Inc.
Baa2     2,000     6.50%, 1/15/04 ..............................       1,936,620
Baa2     2,500     7.22%, 7/31/04 ..............................       2,511,925
Baa1     1,614   YPF Sociedad Anonima,
                   7.50%, 10/26/02 .............................       1,660,695
                                                                     -----------
                                                                      30,082,433
                                                                     -----------
                 CORPORATE BONDS--(CONT'D)
                 UTILITIES--7.8%
                 360 Communications Co.,
BBB-     2,000     7.125%, 3/01/03 .............................       1,985,320
BBB-     2,000     7.50%, 3/01/06 ..............................       1,996,680
Baa3     5,000   Gulf States Utilities Co.,
                   8.25%, 4/01/04 ..............................       5,253,800
Ba3      5,400+  Niagara Mohawk Power Corp.,
                   7.38%, 8/01/03 ..............................       5,249,622
Baa3     5,000   NRG Energy, Inc.,
                   7.625%, 2/01/06 .............................       5,010,698
Baa2     2,000   Ohio Edison,
                   8.625%, 9/15/03 .............................       2,135,580
A1       5,000   Telekom Malaysia Berhad,
                   7.125%, 8/01/05 .............................       4,992,450
                                                                     -----------
                                                                      26,624,150
                                                                     -----------

                 ASSET-BACKED SECURITIES--4.1%
                 Student Loan Marketing Associates,
A1       4,000     Series 1995-1, Class B,
                     6.22%, 10/25/09 ...........................       4,000,000
A1       4,878     Series 1997, Class E,
                     8.24%, 3/15/06 ............................       4,853,411
A1       4,962     Series 1997, Class E,
                     8.724%, 4/15/06 ...........................       4,986,388
                                                                     -----------
                                                                      13,839,799
                                                                     -----------
                 STRIPPED MORTGAGE-BACKED SECURITIES--9.0%
                 Federal Home Loan Mortgage
                   Corporation,
        18,905+    Series G-25, Class 25-S,
                     8/25/06 (I/O) .............................         761,891
        39,284     Series 1506, Class 1506-SA,
                     1/15/05 (I/O) .............................         690,212
         6,923+    Series 1751, Class 1751-PL,
                     10/15/23 (I/O) ............................       1,125,270
         1,346++   Series 1862, Class 1862-DA,
                     12/15/22 (P/O) ............................       1,010,889
         1,570++   Series 1862, Class 1862-DB,
                     12/15/22 (P/O) ............................       1,179,371
         5,000     Series 1917, Class 1917-AS,
                     5/15/08 (I/O) .............................       1,271,875
         5,423+    Series 1946, Class 1946-SN
                     10/15/08 (P/O) ............................       3,409,576
        57,281     Series 1954, Class 1954-BB,
                     4/15/21 (I/O) .............................         805,508
         5,423     Series 1946,Class 1946-SN
                     10/15/08 (I/O) ............................       1,456,526
        47,872     Series 1954 Class 1954-LL
                     5/15/21 (I/O) .............................         710,606
                 Federal National Mortgage Association,
         4,097++   Trust 1993-147, Class 147-H,
                     8/25/23 (P/O) .............................       3,372,602
       $ 3,292     Trust 1994-42, Class 42-SO,
                     3/25/23 (I/O) .............................         477,337
         4,128     Trust 1996-24, Class 24-SE,
                     3/25/09 (I/O) .............................         745,064
         9,857     Trust 1996-24, Class 24-SL,
                     8/25/23 (I/O) .............................       1,352,277
         6,827+    Trust 1996-32, Class 32-E,
                     10/25/08 (P/O) ............................       5,316,376
        86,090     Trust 1996-54, Class 54-SH,
                     8/25/23 (I/O) .............................       2,690,318
        55,227     Trust 1996-54, Class 54-SI
                     8/25/23 (I/O) .............................         431,460
        22,787++   Trust 1997-30, Class 30-SM,
                     1/18/21 (I/O) .............................       1,107,290
        15,402     Trust 1997-44, Class 44-SC,
                     6/25/08 (I/O) .............................       1,684,628
        19,938   Government National Mortgage
                   Association, Series 1997-7,
                   Class 7-SC,  7/16/12 (I/O) ..................       1,040,496
                                                                     -----------
                                                                      30,639,572
                                                                     -----------
                 U.S GOVERNMENT SECURITIES--5.4%
                 Small Business Administration,
                   Participation Certificate,
         2,982++   Series 1995-10-C,
                     7.35%, 8/01/05 ............................       3,006,763
         2,000++   Series 1996-10-C,
                     7.35%, 8/01/06 ............................       2,022,501
         1,346++   Series 1996-20-F,
                     7.55%, 6/01/16 ............................       1,380,003
         1,972++   Series 1996-20-G,
                     7.70%, 7/01/16 ............................       2,036,703
         4,879++   Series 1996-20-K,
                     6.95%, 11/01/16 ...........................       4,835,393
         5,000++ U.S. Treasury Notes,
                     6.25%, 2/15/03 ............................       4,960,950
                                                                     -----------
                                                                      18,242,313
                                                                     -----------
                 MONEY MARKET INSTRUMENT--7.0%
        40,000   AIM Prime Portfolio
                   Principal Money Market Strip,
                   Zero coupon, 12/31/04 .......................      23,948,000
                                                                     -----------



                 MUNICIPAL BONDS--6.8%
AAA      4,285   California Housing Finance Agency
                   Revenue, Taxable Home Mortgage
                   Series, 6.69%, 8/01/03 ......................       4,239,408
AA-      2,000   Fresno California Pension Obligation,
                   7.15%, 6/01/04 ..............................       2,025,520
AAA      4,000   Los Angeles County California
                   Pension, Taxable Series D,
                   6.77%, 6/30/05 ..............................       3,953,760
AAA      7,000   New Jersey Economic Development
                   Authority, Series B,
                   Zero Coupon, 2/15/04 ........................       4,468,310
Baa1     5,000   New York, New York, Taxable Series I,
                   7.50%, 4/15/04 ..............................       5,101,800
Baa1     1,000   New York State Environmental
                   Facilities Corporation St, Service
                   Contract Revenue,
                   6.95%, 9/15/04 ..............................         986,390

                       See Notes to Financial Statements.

================================================================================
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 MUNICIPAL BONDS--(CONT'D)
AAA     $2,250   San Francisco California City &
                 Cnty. Arpts., Commission
                 International Airport,
                   6.55%, 5/01/04 ..............................   $  2,205,787
                                                                   ------------
                                                                     22,980,975
                                                                   ------------

              Total Investments--146.5%
                 (cost $497,225,537) ...........................    498,855,147

              Liabilities in excess of other assets--
                 (46.5%) .......................................   (158,437,750)
                                                                   ------------

              NET ASSETS--100% .................................   $340,417,397
                                                                   ============


-----------------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.
+ In aggregate,  $55,827,534  of principal  amount  pledged as collateral for
  reverse  repurchase   agreements.   ++  Entire  principal  amount  pledged  as
  collateral for reverse repurchase agreements.
@ In aggregate, $2,250,000 of principal amount pledged as collateral for futures transactions.

================================================================================
                              KEY TO ABBREVIATIONS
           ARM-- Adjustable Rate Mortgage.
           CMO-- Collateralized Mortgage Obligation.
            I--  Denotes a CMO with interest only characteristics.
           I/O-- Interest Only.
           P/O--  Principal Only
             P-- Denotes a CMO with principal only characteristics.
         REMIC-- Real Estate Mortgage Investment Conduit.
================================================================================
                       See Notes to Financial Statements.

================================================================================
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
================================================================================
ASSETS
Investments, at value (cost $497,225,537)
  (Note 1) .....................................................   $498,855,147
Cash ...........................................................         33,009
Receivable for investments sold ................................     11,831,282
Interest receivable ............................................      6,234,578
Due from broker-variation margin ...............................        162,493
Unrealized appreciation on interest rate cap
  (Note 1 and 3) ...............................................         45,064
                                                                   ------------
                                                                    517,161,573
                                                                   ------------
LIABILITIES
Reverse repurchase agreements (Note 4) .........................    114,219,875
Payable for investments purchased ..............................     61,685,459
Interest payable ...............................................        282,085
Advisory fee payable (Note 2) ..................................        168,008
Dividends payable ..............................................        153,977
Administration fee payable (Note 2) ............................         33,602
Other accrued expenses .........................................        201,170
                                                                   ------------
                                                                    176,744,176
                                                                   ------------
NET ASSETS .....................................................   $340,417,397
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) ................................    $   368,106
  Paid-in capital in excess of par .............................    344,473,944
                                                                   ------------
 ...............................................................    344,842,050
  Undistributed net investment income ..........................      3,440,940
  Accumulated net realized losses ..............................     (9,719,970)
  Net unrealized appreciation ..................................      1,854,377
                                                                   ------------
  Net assets, June 30, 1997 ....................................   $340,417,397
                                                                   ============
Net asset value per share:
  ($340,417,397 / 36,810,639 shares of
  common stock issued and outstanding) .........................          $9.25
                                                                          =====

================================================================================
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
================================================================================
NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization
    of $1,310,591 and interest expense of
    $3,622,813) ................................................   $ 13,739,321
                                                                   ------------
Operating Expenses
  Investment advisory ..........................................      1,000,975
  Administration ...............................................        200,194
  Reports to shareholders ......................................        122,000
  Directors ....................................................         39,000
  Custodian ....................................................         32,000
  Audit ........................................................         17,000
  Legal ........................................................         15,000
  Transfer agent ...............................................         11,000
  Miscellaneous ................................................         60,259
                                                                   ------------
    Total operating expenses ...................................      1,497,428
                                                                   ------------
  Net investment income ........................................     12,241,893
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss)
  Investments ..................................................      4,439,594
  Short sales ..................................................        532,535
  Futures ......................................................     (3,536,612)
                                                                   ------------
                                                                      1,435,517
                                                                   ------------
Net change in unrealized
appreciation (depreciation)
  Investments ..................................................      1,582,466
  Short sales ..................................................        748,428
  Options ......................................................         73,050
  Futures ......................................................        140,068
                                                                   ------------
                                                                      2,544,012
                                                                   ------------
  Net gain on investments ......................................      3,979,529
                                                                   ------------


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ......................................   $ 16,221,422
                                                                    ===========


                       See Notes to Financial Statements.

================================================================================
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
================================================================================
INCREASE (DECREASE) IN CASH
Cash flows used for operating activities:
   Interest received .........................................    $  18,207,552
   Operating expenses and excise taxes paid ..................       (1,401,180)
   Interest expense paid .....................................       (5,192,240)
   Proceeds from disposition of short-term
      portfolio investments, net .............................       (3,162,500)
   Purchase of long-term portfolio investments ...............     (413,118,545)
   Proceeds from disposition of long-term
      portfolio investments ..................................      400,826,716
   Variation margin on futures ...............................       (3,371,239)
                                                                   ------------
   Net cash flows used for operating
      activities .............................................       (7,211,436)
                                                                   ------------

Cash flows provided by financing activities:
   Increase in reverse repurchase agreements .................       17,373,500
   Cash dividends paid .......................................      (10,606,010)
                                                                   ------------
   Net cash flows provided by financing activities ...........        6,767,490
                                                                   ------------
Net decrease in cash .........................................         (443,946)
Cash at beginning of period ..................................          476,955
                                                                   ------------
Cash at end of period ........................................     $     33,009
                                                                   ============

RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO
NET CASH FLOWS USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from
   operations ................................................    $  16,221,422
                                                                   ------------
Increase in investments ......................................       (3,330,148)
Net realized gain ............................................       (1,435,517)
Decrease in unrealized appreciation ..........................       (2,544,012)
Increase in appreciation on interest rate swap ...............          (45,064)
Increase in interest receivable ..............................         (465,173)
Increase in receivable for investments sold ..................      (11,795,356)
Decrease in deposits with brokers ............................       48,880,000
Decrease in investments sold short ...........................      (47,352,500)
Decrease in swap option written ..............................       (1,340,550)
Decrease in other assets .....................................            4,634
Decrease in payable for investments purchased ................       (2,394,170)
Increase in due from broker-variation margin .................         (137,188)
Decrease in interest payable .................................       (1,569,427)
Increase in other accrued expenses ...........................           91,613
                                                                   ------------
   Total adjustments .........................................      (23,432,858)
                                                                   ------------
Net cash flows used for operating activities .................     $ (7,211,436)
                                                                   ------------


================================================================================
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
================================================================================
                                                    SIX MONTHS         YEAR
                                                       ENDED           ENDED
                                                     JUNE 30,      DECEMBER 31,
                                                       1997            1996
                                                     ---------     -----------
INCREASE (DECREASE) IN
NET ASSETS

Operations:

   Net investment income ........................   $ 12,241,893  $  23,408,176

   Net realized gain on
      investments, short sales
      and futures ...............................      1,435,517      3,142,096

Net change in unrealized
      appreciation
      (depreciation) on
      investments, short sales,
      options and futures .......................      2,544,012    (20,006,911)
                                                     -----------    -----------

   Net increase in net assets
      resulting from
      operations ................................     16,221,422      6,543,361

   Dividends from net
      investment income .........................    (10,583,010)   (21,626,119)
                                                     -----------    -----------
   Total increase (decrease) ....................      5,638,412    (15,082,758)


NET ASSETS

Beginning of period .............................    334,778,985    349,861,743
                                                     -----------    -----------

End of period ...................................   $340,417,397   $334,778,985
                                                    ============   ============


                       See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          APRIL 29,
                                                                                                                            1992*
                                                               SIX MONTHS                                                  THROUGH
                                                                  ENDED                YEAR ENDED DECEMBER 31,          DECEMBER 31,
                                                                 JUNE 30,    -----------------------------------------  ------------
                                                                   1997        1996       1995       1994        1993       1992
                                                                  -----       -----      -----      -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $   9.09    $  9.50    $  8.21     $  9.47    $  9.57     $ 9.40
                                                                 --------    -------    -------     -------    -------     ------
  Net investment income (net of interest expense of
    $.10, $.17, $.23, $.17, $.15 and $.08, respectively)              .33        .64        .60         .62        .80        .54
  Net realized and unrealized gain (loss) on investments              .12       (.46)      1.31       (1.16)      (.16)       .19
                                                                 --------    -------    -------     -------    -------     ------
Net increase (decrease) from investment operations                    .45        .18       1.91        (.54)       .64        .73
                                                                 --------    -------    -------     -------    -------     ------
Dividends from net investment income                                 (.29)     (.59)      (.60)       (.68)      (.74)       (.54)
Distributions in excess of net investment income                       --         --       (.02)       (.04)        --         --
                                                                 --------    -------    -------     -------    -------     ------
Total dividends and distributions                                    (.29)     (.59)      (.62)       (.72)      (.74)       (.54)
                                                                 --------    -------    -------     -------    -------     ------
Capital charge with respect to issuance of shares                      --         --         --          --         --       (.02)
                                                                 --------    -------    -------     -------    -------     ------
Net asset value, end of period**                                 $   9.25    $  9.09    $  9.50     $  8.21     $ 9.47     $ 9.57#
                                                                 --------    -------    -------     -------    -------     ------
Market value, end of period**                                    $  7.938    $ 7.625    $ 7.875     $  7.00    $ 9.375     $ 9.375
                                                                 ========    =======    =======     =======    =======     =======
TOTAL INVESTMENT RETURN+                                            7.97%      4.58%     21.91%     (18.10%)     7.96%       5.24%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses##                                                0.90%++    0.91%      0.92%       0.93%      0.89%       0.91%++
Net investment income                                               7.36%++    7.03%      6.76%       7.10%      8.19%       8.45%++

SUPPLEMENTALDATA:
Average net assets (in thousands)                                $335,585   $332,778   $328,950    $320,366   $358,623    $348,471
Portfolio turnover                                                    77%       221%       160%        111%        77%         26%
Net assets, end of period (in thousands)                         $340,417   $334,779   $349,862    $302,147   $348,528    $352,417
Reverse repurchase agreements outstanding, end of period
  (in thousands)                                                 $114,220   $ 96,846   $112,007    $149,800   $156,558    $172,195
Asset coverage+++                                                $  3,980   $  4,457   $  4,124    $  3,017   $  3,226    $  3,047

-----------
   * Commencement of investment operations.
  ** NAV and market value are  published in THE WALL STREET JOURNAL each Monday.
   # Net asset value immediately after the closing of the first public offering was $9.38.
  ## The ratios of operating expenses, including interest expense, to average net assets were 3.08%++, 2.83%, 3.44%, 2.84%, 2.38% and 2.29%++ for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.08%++, 2.83%, 3.44%, 2.85%, 2.41% and 2.35%++ for the periods indicated
     above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Annualized.
 +++ Per $1,000 of reverse repurchase agreements outstanding.

     The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.







                       See Notes to Financial Statements.

================================================================================
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================
NOTE 1. ACCOUNTING POLICIES
   The BlackRock Investment Quality Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about December 31, 2004 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

   SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio or as part of an income producing strategy reflecting the view of the Trust's management in the direction of interest rates. FINANCIAL FUTURES
CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended June 30, 1997.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net invest-ment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION EXPENSES: A total of $70,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.12% of the Trust's average weekly net assets until December 31, 1998, 0.10% from January 1, 1999 to December 31, 2002, and 0.08% from January 1, 2003 to the termination or liquidation of the Trust.

Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended June 30, 1997 aggregated $410,724,375 and $380,392,783, respectively.

   The Trust may invest up to 30% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1997, the Trust did not hold any securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at June 30, 1997 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $1,629,610 (gross unrealized appreciation-$6,834,707; gross unrealized depreciation-$5,205,097).

   For federal income tax purposes, the Trust has a capital loss carryforward at December 31, 1996 of approximately $13,694,100, of which $7,412,800 expires in 2001, $2,436,800 expires in 2002 and $3,844,500 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   During the six months ended June 30, 1997, the Trust entered into financial futures contracts. Details of open contracts at June 30, 1997 are as follows:

                                        VALUE AT      VALUE AT      UNREALIZED
NUMBER OF                 EXPIRATION     TRADE        JUNE 30,     APPRECIATION
CONTRACTS   TYPE             DATE        DATE           1997      (DEPRECIATION)
--------    ----           --------    ---------     ----------   --------------
            Long
          position:
 20   5 yr. U.S. T-Note    Sep. '97   $ 2,101,340   $ 2,117,813        $ 16,473

           Short
         positions:
160   10 yr. U.S. T-Note   Sep. '97    17,154,280    17,260,000        (105,720)
200   30 yr. U.S. T-Bond   Sep. '97    22,481,450    22,212,500         268,950
                                                                       --------
                                                                       $179,703
                                                                       ========

   The trust entered into an interest rate cap agreement which settled on February 19, 1997. Under the agreement, the Trust paid $1,289,600 and will receive from the counterparty an amount of interest calculated as the excess of the 3 month LIBOR over 6.0% ("Protected Rate") based on the notional amount of $40 million. Where the 3 month LIBOR is equal to or less than the Protected Rate no amount is receivable by the Trust. The agreement terminates onFebruary 19, 2002. At June 30, 1997, the unrealized appreciation was $45,064.

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1997 was approximately $126,870,685 at a weighted average interest rate of approximately 5.66%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $127,578,088 as of April 30, 1997 which was 20.8% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the six months ended June 30, 1997 was approximately $51,637,355. The maximum amount of dollar rolls outstanding at any month-end during the year was $71,474,688 as of February 28, 1997, which was 11.9% of total assets. NOTE 5. CAPITAL There are 200 million shares of $.01 par value common stock authorized. Of the 36,810,639 shares outstanding at June 30, 1997, the Adviser owned 10,639 shares.


NOTE 6. DIVIDENDS

Subsequent to June 30, 1997, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.047917 per share payable July 31, 1997 to shareholders of record on July 15, 1997.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

   The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters:

   (1) To elect three Directors to serve as follows:

   DIRECTOR                          CLASS       TERM       EXPIRING
   --------                          -----       ----       --------
   Frank J. Fabozzi                   II       3 years        2000
   Ralph L. Schlosstein               II       3 years        2000
   Walter F. Mondale                  II       3 years        2000

   Directors whose term of office continues beyond this meeting are Richard E. Cavanagh, James Grosfeld, James Clayburn LaForce Jr., Laurence D. Fink, Andrew F. Brimmer, and Kent Dixon.

   (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1997.

   (3) To approve a new investment advisory agreement with BlackRock Financial Management, Inc.

   (4) Shareholder proposal to convert the Trust from closed-end to open-end.

   Shareholders elected the three Directors, ratified the selection of Deloitte & Touche LLP, and ratified the new investment advisory agreement. The shareholders did not ratify the conversion of the Trust from closed-end to open-end.The results of the voting was as follows:

                                    VOTES FOR      VOTES AGAINST   ABSTENTIONS
                                    ---------      -------------   -----------
   Frank J. Fabozzi                 18,923,626                0     1,250,171
   Ralph L. Schlosstein             18,941,299                0     1,232,498
   Walter F. Mondale                18,901,309                0     1,272,488
   Ratification of Deloitte
     & Touche LLP                   19,476,429          197,651       499,717
   Ratification of new
     investment advisory
     agreement                      14,139,631        5,265,844       768,322
   Proposal to convert Trust
     to open-end                     7,385,390       11,716,084     1,072,323

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 2004 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2004. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):        Mortgage  instruments  with interest rates that
                                 adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:         Securities   backed   by   various   types   of
                                 receivables such as automobile and credit card receivables.

CLOSED-END FUND:                 Investment  vehicle  which  initially  offers a
                                 fixed  number of shares  and  trades on a stock
                                 exchange.  The fund  invests in a portfolio  of
                                 securities  in   accordance   with  its  stated
                                 investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):     Mortgage-backed   securities   which   separate
                                 mortgage  pools  into  short-,   medium-,   and
                                 long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                        When a fund's net asset  value is greater  than
                                 its stock price the fund is said to be trading at a discount.

DIVIDEND:                        This is income  generated  by  securities  in a
                                 portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:           Shareholders    may    elect    to   have   all
                                 distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known asFannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:           Securities  issued  or  guaranteed  by the U.S.
                                 government,   or  one  of   its   agencies   or
                                 instrumentalities,  such  as  GNMA  (Government
                                 National Mortgage  Association),  FNMA (Federal
                                 National   Mortgage   Association)   and  FHLMC
                                 (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES (I/O):  Mortgage   securities  that  receive  only  the
                                 interest cash flows from an underlying  pool of
                                 mortgage   loans  or  underlying   pass-through
                                 securities. Also known as a STRIP.

MARKET PRICE:                    Price per share of a  security  trading  in the
                                 secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:

                                 A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:          Mortgage-backed  securities  issued  by  Fannie
                                 Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:    Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):           Net asset  value is the total  market  value of
                                 all  securities  and other  assets  held by the
                                 Trust,  plus income accrued on its investments,
                                 minus   any   liabilities   including   accrued
                                 expenses,   divided  by  the  total  number  of
                                 outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                                 STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES (P/O): Mortgage   securities  that  receive  only  the
                                 principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIPS.

PROJECT LOANS:                   Mortgages    for    multi-family,    low-    to
                                 middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                       Securities    issued   in    connection    with
                                 collateralized    mortgage   obligations   that
                                 generally  represent  the excess cash flow from
                                 the mortgage  assets  underlying  the CMO after
                                 payment of principal  and interest on the other
                                 CMO  securities   and  related   administrative
                                 expenses.

REVERSE REPURCHASE
AGREEMENTS:                      In a reverse  repurchase  agreement,  the Trust
                                 sells  securities and agrees to repurchase them
                                 at a mutually  agreed  date and  price.  During
                                 this time,  the Trust  continues to receive the
                                 principal  and  interest   payments  from  that
                                 security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                      Arrangements  in  which  a pool  of  assets  is
                                 separated   into  two  classes   that   receive
                                 different   proportions  of  the  interest  and
                                 principal    distributions    from   underlying
                                 mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------  --------
The BlackRock Income Trust Inc. ................................  BKT      N/A
The BlackRock North American Government Income Trust Inc. ......  BNA      N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc. .............................  BBT     12/98
The BlackRock 1999 Term Trust Inc. .............................  BNN     12/99
The BlackRock Target Term Trust Inc. ...........................  BTT     12/00
The BlackRock 2001 Term Trust Inc. .............................  BLK     06/01
The BlackRock Strategic Term Trust Inc. ........................  BGT     12/02
The BlackRock Investment Quality Term Trust Inc. ...............  BQT     12/04
The BlackRock Advantage Term Trust Inc. ........................  BAT     12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. ......  BCT     12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------


                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------  --------
The BlackRock Investment Quality Municipal Trust Inc. .........   BKN      N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA      N/A
The BlackRock Florida Investment Quality Municipal Trust ......   RFA      N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ      N/A
The BlackRock New York Investment Quality Municipal Trust Inc. .  RNY      N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc. .................  BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ...........  BRM     12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust ........  BRF     12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. ..  BLN     12/08
The BlackRock Insured Municipal Term Trust Inc. ................  BMT     12/10



         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
         (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                       BLACKROCK FINANCIAL MANAGMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------


   BlackRock Financial Management Inc. (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and over 125 institutional clients in the United States and overseas.

   BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

   BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of propriety analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's propriety analytical tools are used for evaluating, investing in and designing investment strategies and portfolio of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

   BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

   In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

BlackRock

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Frank Smith, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1997 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                            THE BLACKROCK INVESTMENT
                             QUALITY TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


[LOGO] Printed on recycled paper                                     09247E-103


The BlackRock
Investment Quality
Term Trust Inc.
================================================================================
Semi-Annual Report
June 30, 1997

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